Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: May 22, 2019	EAGLE PARENT HOLDINGS, LLC

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Secretary

Dated: May 22, 2019	CHICAGO MERGER SUB, INC.

	By:	/s/ Laura Fese
Name: Laura Fese
Title: Secretary

Dated: May 22, 2019	E2OPEN, LLC.

	By:	/s/ Michael Farlekas
	Name:	Michael Farlekas
	Title:	Chief Executive Officer

Dated: May 22, 2019	E2OPEN INTERMEDIATE, LLC

	By:	/s/ Michael Farlekas
	Name:	Michael Farlekas
	Title:	Chief Executive Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS IX (CO-
INVESTORS), L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS (DELAWARE)
IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS X, L.P.

By: Insight Venture Associates X, L.P.
Its: General Partner

By: Insight Venture Associates X, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS X (CO- INVESTORS), L.P. By: Insight Venture Associates X, L.P. Its: General Partner By: Insight Venture Associates X, Ltd. Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker Title: Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) X, L.P. By: Insight Venture Associates X, L.P. Its: General Partner By: Insight Venture Associates X, Ltd. Its: General Partner

Dated: May 22, 2019

	By:	/s/ Blair Flicker
Name: Blair Flicker Title: Authorized Officer

INSIGHT VENTURE PARTNERS (DELAWARE) X, L.P. By: Insight Venture Associates X, L.P. Its: General Partner By: Insight Venture Associates X, Ltd. Its: General Partner

Dated: May 22, 2019

	By:	/s/ Blair Flicker

Name: Blair Flicker

Title: Authorized Officer

INSIGHT VENTURE PARTNERS GROWTH-BUYOUT

COINVESTMENT FUND, L.P.

By: Insight Venture Associates Growth-Buyout

Coinvestment, L.P.

Its: General Partner

By: Insight Venture Associates Growth-Buyout

Coinvestment, Ltd.

Its: General Partner

Dated: May 22, 2019

	By:	/s/ Blair Flicker
Name: Blair Flicker Title: Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (CAYMAN), L.P

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (DELAWARE), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT
COINVESTMENT FUND (B), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES IX, L.P.

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES X, L.P.

By: Insight Venture Associates X, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT
COINVESTMENT, L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES IX, LTD.

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES X, LTD.

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, LTD.

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

Dated: May 22, 2019	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Secretary